1 Investor Presentation October 2023

Disclaimer 2 This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements concerning our business and growth strategies, investment, financing and leasing activities, including estimated development costs, and trends in our business, including trends in the market for single-tenant, retail commercial real estate. Words such as “expects,” “anticipates,” “intends,” “plans,” “likely,” “will,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such statements included in this presentation may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements, or our objectives and plans will be achieved. For a further discussion of these and other factors that could impact future results, performance or transactions, see the information under the heading “Risk Factors” in our Form 10-K for the year ended December 31, 2022, filed with the SEC on February 23, 2023, and other reports filed with the SEC from time to time. Forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this presentation. New risks and uncertainties may arise over time, and it is not possible for us to predict those events or how they may affect us. Many of the risks identified herein and in our periodic reports have been and will continue to be heightened as a result of the ongoing and numerous adverse effects arising from macroeconomic conditions, including inflation, interest rates and instability in the banking system. We expressly disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by law. This presentation also includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, FFO, Core FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, Annualized Adjusted EBITDAre, NOI, Cash NOI, Normalized Cash NOI, Net Debt and Pro forma Net Debt. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing its financial results with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Certain monetary amounts, percentages and other figures included in this presentation have been subject to rounding adjustments. Certain other amounts that appear in this presentation may not sum due to rounding.

Investment Highlights & Business Update

High Credit Quality & Diverse Net Lease Portfolio

- Focused on growing portfolio with high quality tenants that offer strong credit profiles and provide consistent performance through various economic cycles
- Proactive asset management with successful track record of maintaining full occupancy and strong rent collections through the pandemic
- Well diversified by tenant and retail industry across 45 states

83%
Investment Grade (IG) and Investment Grade Profile (IGP)[1]

87%
Necessity, Discount, and Service-Oriented Tenants

100%
Occupancy

100%
Rent Collections

85
Tenants

26
Retail Industries

Well Capitalized Balance Sheet

- Low leverage with no immediate-term debt maturities
- Strong liquidity supported by active ATM program; issued $126 million of common stock through the ATM, with vast majority completed on a forward basis during 3Q'23

4.2x
Net Debt[2] / Annualized Adj. EBITDAre

22%
Net Debt[2] / Undepreciated Gross Assets

$564.6 million
Total PF Liquidity[2,3]

2027
First Debt Maturity[4]

Proven Ability to Source Attractive Investment Opportunities

- Strong investment pace since 2020 with a strong pipeline of investment opportunities at attractive cash yields
- $117.5 million of investments completed in 3Q'23, which are 97.2% leased to IG and IGP tenants

$115 million
Avg. Quarterly Investments Since 3Q'20

6.7%
Cash Yield on New Investments Since 3Q'20

$327.9 million
YTD Net Investments

7.2%
YTD Cash Yield

Source: Company data and balance sheet as of September 30, 2023, unless otherwise noted. Figures represent percentage of ABR unless otherwise noted.
1. Represents tenants with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Fitch, Moody's, or NAIC.
2. Adjustment reflects 5,983,7116 shares of unsettled forward equity shares under the ATM at the September 30, 2023 available net settlement price of $16.49.
3. Pro forma (PF) adjustment includes the $100.0 million remaining available principal from the $250.0 million senior unsecured term loan that closed on July 3, 2023.
4. Assumes Company exercises its one-year extension option to further extend maturity to January 2027.

NETSTREIT
3

Portfolio Overview

High-Quality, Diversified Portfolio Consisting of 68.6% Investment Grade Tenants Across 45 States

Key Portfolio Stats

Investments[1]	547
States	45
Portfolio Square Feet (in millions)	10.0
Tenants	85
Retail Sectors	26
% Occupancy[2]	100%
% Investment Grade Tenants (by ABR)[3]	68.6%
Weighted Average Lease Term Remaining (Years)[4]	9.3
Lease Turnover Through 2026 (by ABR)	4.6%

National Footprint in Attractive Markets



WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MS
MI
IN
KY
TN
AL
OH
GA
FL
WV
VA
NC
SC
PA
NY
VT
NH
ME
MA
CT
RI
NJ
MD
DE
AK
HI
≥5% and <10% ABR
≥3% and <5% ABR
≥1% and <3% ABR
<1% ABR
0% ABR

Top 10 Tenants by % of ABR



CVS Health
BBB
8.2%
DOLLAR GENERAL
BBB
8.2%
Walgreens
BBB-
7.5%
Ahold Delhaize
BBB+
4.7%
HOBBY LOBBY
IG Profile
4.4%
DOLLAR TREE FAMILY DOLLAR
BBB
4.1%
THE HOME DEPOT
A
4.0%
7 ELEVEN
A
3.7%
Speedway
A
3.4%
festival
IG Profile
3.2%
Investment Grade Rated
Investment Grade Profile5

Source: Company data as of September 30, 2023.

1. 62 properties that secure mortgage loans receivable are denoted as individual investments.
2. Excludes 62 investments that secure mortgage loans receivable.
3. Investments, or investments that are subsidiaries of a parent entity, with a credit rating of BBB- (S&P/Fitch), Baa3 (Moody's) or NAIC2 (National Association of Insurance Commissioners) or higher.
4. Weighted by ABR; excludes lease extension options and 62 investments that secure mortgage loans receivable.
5. Represent investments with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Moody's, Fitch or NAIC.

NETSTREIT
4

Convenience Stores: Dollar Stores: Home Improvement: Grocery: Drug Stores & Pharmacies: Portfolio Diversification In Defensive Retail Sectors Nationally Diversified Portfolio Primarily Comprised of Recession Resilient Retail Tenants Source: Company data as of September 30, 2023. All figures represent percentage of ABR. Due to rounding, respective defensive retail sector exposure may not precisely reflect the absolute figures. Top Industries53.8% Necessity 19.1% Discount 13.0% Other 1 15.7% 2 15.5% 3 12.4% 4 11.3% 5 7.8% 14.0% Service 87.0% of ABR Necessity Discount Service 5

Consistent Investment Approach

Disciplined and Deliberate Portfolio Construction

Investment Philosophy	Portfolio Strategy	Current Metrics
Defensive Tenancy in Necessity-Based and E-commerce-Resistant Retail Industries[1]	Primarily	87.0%
Resilient, Cycle-Tested Investment Grade Credit Tenants with Durable Cash Flows[1]	>60%	83.3% (68.6% Investment Grade Credit and 14.6% Investment Grade Profile)
Granular Assets in Highly Fragmented, Undercapitalized Market Segment	$1 to $10 million Avg. Asset Size	$3.3 million Avg. Asset Size
Net Lease Retail Assets with Long Lease Term Benefiting From Contractual Rent Growth	~10 Year WALT	9.3 Year[2] WALT
Diversification by Industry, Tenant, State[1]	<15% Industry <50% Top 10 Tenants <15% State	15.7% Industry 51.5% Top 10 Tenants 8.1% State
Significant Focus on Fundamental Real Estate Underwriting	Attractive cost basis with durable valuation supported by market rents and demos, physical structure and location, and alternative use analyses	

Source: Company data as of September 30, 2023.
1. Portfolio statistics as a percentage of ABR.
2. Weighted by ABR; excludes lease extension options and 62 investments that secure mortgage loans receivable.

NETSTREIT
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“Market-Taker Assets” 7 Inefficiently Priced Assets TYPICAL TRANSACTION - Well marketed transaction - Straight-forward transaction - Ability to finance transaction - Highly competitive, well capitalized investors TYPICAL TRANSACTION - Not highly marketed - May involve transaction structuring that limits buyer pool - Limited financing options - Less competitive Efficiently Priced Assets Acquisition Strategy – Bell Curve Investing Acquisition Strategy is Focused on Inefficiently Priced Assets Where Risk Adjusted Returns are Higher

Stringent Three-Part Underwriting Process

Our Three-Pronged Approach Results in Superior Downside Protection

Level of Underwriting Emphasis

A

Tenant Credit Underwriting

- Evaluate corporate level financials
- Assess business risks
- Determine ownership/sponsorship
- Rigorous credit underwriting

B

Real Estate Valuation

- Review underlying key real estate metrics to maximize re-leasing potential
- Location analysis
- Alternative use analysis

C

Unit-Level Profitability

- Determine rent coverage (min. 2.0x) and cost variability
- Assess volatility and likelihood of cash flow weakness

NETSTREIT

8

Investment Grade (rated) Investment Grade Profile (unrated) Sub-IG (rated) & Sub-IG Profile (unrated) Description • Validated financial strength and stability • Professional management with standardized operational practices • Focus on corporate guarantee credit • Lower relative yields • Higher competition for deals • IG-caliber balance sheets without explicit rating • Threshold metrics: • At least $1B in sales • Debt / adjusted EBITDA of less than 2.0x • Well-capitalized retailers • National footprint with strong brand equity • Focus on real estate quality / unit- level profitability • Higher relative yields • Lower competition for deals Durability • Coverage and credit enhancements required given more susceptible to market disruptions % Of ABR 68.6% 14.6% 16.7% Lease Terms (WALT, Rent Bumps, etc.) Less negotiating leverage More negotiating leverage Most negotiating leverage Representative Tenants 9 Source: Company data as of September 30, 2023. 83.3% IG and IG Profile Defensive, consistent performance through economic cycles Strong Tenant Credit Underwriting Credit-Focused Underwriting Approach Drives Stable Revenue and Long-Term Return on Investment

10 Market-Level Considerations Property-Level Considerations • Fungibility of building for alternative uses • Replacement cost • Location analysis • Traffic counts • Nearby uses and traffic drivers, complementary nature thereof • Accessibility and parking capacity • Ingress and egress • Visibility / signage • Vacancy analysis • Marketability of the real estate without current tenant • List of likely replacement tenants • Rent analysis • Market rent versus in-place rent • Demographic analysis • Current demographics plus trends and forecasts • Competitive analysis • Market position versus competing retail corridors Real Estate Valuation Real Estate Closely Follows Credit as a Top Priority: We Utilize a Ground-Up Framework Rooted in Real Estate Fundamentals to Underpin Valuation and Further Quantify the Upside Potential of an Investment

11 Obtain Financial Info Perform Financial Analysis 2 Assess Investment Merits 1 3 • Provides clarity into location-specific performance • Analyze store demand dynamics, cost structure and liquidity profile • Determine whether property meets investment criteria • Obtain unit-level financial information from parent company if possible • If financials are not provided, utilize data provided by third party vendors to estimate sales by location • Third party data includes: • Cell phone traffic • Point of sales (POS) data • Triangulate P&L based on available information • Foot traffic • Sales • EBITDAR margin • Rent • Account for variability in business model cost structure • Higher proportion of fixed costs = more variability in rent coverage • Determine store ranking within tenant’s broader operating portfolio based on estimated sales Key Unit-Level Investment Criteria Minimum 2.0x Rent Coverage✓ Higher Cost Variability✓ Ranks in Top Half of Tenant’s Store Portfolio✓ Unit-Level Profitability Assess Unit-Level Financial Performance to Focus on Properties with Strong Rent Coverage and Higher Variability in Operating Costs

12 Source: Company filings from August 2020 through September 30, 2023. ADC as of September 30, 2023. NNN, FCPT, and EPRT are as of June 30, 2023. 1. Investments with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Fitch, Moody’s, or NAIC. 2. Excludes lease extension options and investments that secure mortgage loans receivable. 3. Assumes cash cap rate is 30bps lower than reported GAAP cap rate. Volume $(000)s $1,499 $4,799 $1,847 $884 $2,789 Investment Grade % 67.2% 67.8% NA 53.5% NA Investment Grade Profile1% 13.7% NA NA NA NA IG + IG Profile % 81.0% NA NA NA NA WALT2 9.8 9.6 10.5 10.0 14.0 Weighted Average Cash Yield 6.7% 6.1%3 6.5% 6.6% 7.2% History of Sourcing Investments at Attractive Yields Consistently Invested at Above-Market Yields Despite Focus on High-Quality Tenants 3Q’20 – 3Q’23 3Q’20 – 2Q’23

$150,538 $135,848 $122,459 $129,616 $91,349 $112,708 $111,261 $103,912 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 N e t In v e s tm e n t A c ti v it y ( $ 0 0 0 s ) 13 Investment Activity Summary Details Source: Company data as of September 30, 2023. 1. Includes acquisitions, mortgage loans receivable, and completed developments. 2. Excludes lease extension options and investments that secure mortgage loans receivable. Investments1 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 Number of Investments 32 37 27 26 24 71 39 29 Average Investment $4,704 $3,735 $4,918 $5,050 $4,318 $1,811 $2,957 $4,050 Cash Cap Rates 6.5% 6.4% 6.6% 6.6% 6.9% 7.7% 6.8% 7.0% IG + IGP % 57.9% 77.5% 88.1% 83.3% 97.7% 94.9% 80.7% 97.2% Weighted Average Lease Term2 10.4 8.4 11.0 11.8 11.1 9.8 11.5 10.0

$- $2,364 $10,328 $1,685 $12,294 $15,907 $4,060 $13,543 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 D is p o s it io n A c ti v it y ($ 0 0 0 s ) 14 Disposition Activity Summary Details Source: Company data as of September 30, 2023. 1. Excludes vacant properties. Dispositions 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 Cash Cap Rates1 N/A 5.5% 6.0% 5.5% 6.7% 6.8% 6.7% 6.9% Number of Investments - 1 2 1 3 8 2 6 Weighted Average Lease Term1 N/A 8.0 9.8 0.4 10.8 5.6 4.2 7.1

15 Source: Company data as of September 30, 2023. Since inception, the Company has disposed of 80 properties totaling $231 million, which has materially improved portfolio performance metrics such as tenant quality, WALT, and geographic diversity Identify properties not meeting strategy and/or risk management criteria (i.e. rent coverage) Periodically review all properties for changes in performance, credit, and local conditions Leverage 1031 exchange transfers where possible to access deep, non- institutional market for portfolio optimization Strategic Recycling Perpetual Stratification Active Monitoring Identify Active Asset Management Continuously Track Property Performance to Stratify Portfolio and Ensure a Secure Rental Stream

Conservative Balance Sheet with Improved Liquidity

Balance Sheet Positioned for Growth Given Strong Liquidity Profile and Low Leverage Position

Abundant Liquidity to Support Growth:
$564.6 million in total PF liquidity[1]

Access to Debt:
Secured new 5.5-year $250 million term loan[2]

Well-Staggered Debt Maturity Profile:
No term loan maturities expected until 2027[2,3]

Unsecured Balance Sheet:
Asset base is over 99% unencumbered

Low Leverage:
Net Debt[4] / Annualized Adjusted EBITDAre of 4.2x

Debt Maturity Schedule – Pro Forma[2,3]



$600
$500
$400
$300
$200
$100
$0
$8
$400
$175
$200
$250
2023
2024
2025
2026
2027
2028
2029
2024 Unsecured Term Loan 3
2028 Unsecured Term Loan
2029 Unsecured Term Loan 2
Mortgage Note
Revolving Credit Facility Capacity

Net Debt + Pref. / EBITDA[5]



4.0x
4.1x
4.2x
4.2x
5.1x
5.4x
5.5x
5.5x
5.8x
Getty Realty
AGREE REALTY
NETSTREIT
SPIRIT
FCPT

Source: Company data as September 30, 2023, unless otherwise noted.

1. Pro forma (PF) adjustment reflects the 5,983,711 shares of unsettled forward equity shares under the ATM program at the September 30, 2023 available net settlement price of $16.49, and includes the $100.0 million remaining available principal to draw from the $250.0 million senior unsecured term loan that closed on July 3, 2023.
2. The three-year $250 million senior unsecured delayed draw term loan includes two one-year extension options and one six-month to extend maturity to January 2029, at Company's discretion, totaling 5.5 year of available term.
3. Company extended the existing $175 million term loan maturity to January 2026 from December 2024, with a one-year extension option to further extend maturity to January 2027.
4. Pro forma (PF) adjustment reflects 5,983,711 shares of unsettled common stock issued through the ATM during the third quarter were settled for cash on September 30, 2023.
5. Net Debt plus Preferred is adjusted for unsettled forward equity. As of June 30, 2023, except for NTST.

NETSTREIT
16

3.6% 4.6% 8.1% 13.1% 15.0% 15.2% 18.8% EPRT NTST FCPT ADC SRC NNN O 61% 69% 69% 33% 20% 18% 0% ADC NTST FCPT O SRC NNN EPRT 100% 14% 79% 24% 38% 55% 25% 19% 16% 7% 3% 54% 4% 40% 17% 5% 2% FCPT NTST EPRT ADC O NNN SRC Service Discount Necessity Portfolio Highlights Relative to Peers NTST’s Stable & Predictable Cash Flow Profile Drives Superior Risk-Adjusted Returns Lease Rollover Through 2026 Average Investment Size per Property Investment Grade %1 Portfolio Composition2 Weighted-Average Lease Term 1 Source: Public filings as of September 30, 2023. FCPT, EPRT, NNN, O, and SRC as of June 30, 2023 1. EPRT investment grade concentration assumed to be 0%, although it is not disclosed by the company. 2. Examples of service includes convenience stores, quick service restaurants, automotive service, and health and fitness. Examples of discount include dollar store and discount retail. Examples of necessity include, drug stores & pharmacy, home improvement, auto parts, and banking. 17 100% 87% 83% 80% 62% 60% 31% 13.9 9.3 8.3 8.6 9.7 10.4 9.5 $4.8 $4.1 $3.9 $3.3 $2.9 $2.7 $2.4

Multiple and Earnings Growth Comparison Relative Valuation and Growth Remains Favorable 18 6.4% 3.8% 3.5% 3.3% 2.6% 2.4% 2.3% 2.1% (6.5%) 7.0% 4.5% 3.0% 2.8% 2.3% 1.9% 1.9% 1.0% (0.6%) 13.3x 12.1x 12.0x 12.0x 11.8x 11.3x 10.9x 10.7x 9.0x 13.8x 12.8x 12.5x 12.4x 12.1x 11.5x 11.0x 10.2x 9.2x Source: Public filings, FactSet and S&P Capital IQ. Note: Market data as of October 24, 2023. 1. 2023E AFFO per share growth is calculated using FactSet mean 2023E AFFO per share estimates and 2022A AFFO per share. 2. 2023E AFFO per share multiple calculated using current price per share and FactSet mean 2023E AFFO per share estimates. 3. 2024E AFFO per share growth is calculated using FactSet mean 2024E AFFO per share estimates and mean 2023E AFFO per share estimates. 4. 2024E AFFO per share multiple calculated using current price per share and FactSet mean 2024E AFFO per share estimates. 2023E AFFO per Share Growth1 2023E AFFO per Share Multiple2 2024E AFFO per Share Growth3 2024E AFFO per Share Multiple4

19 Case Studies

Close Date: March 2023 Loan Amount: $46.1 million Interest Rate: 9.3% Location: Multiple – Southeast Term at Close: 3 years Parent Credit Rating: A / Baa2 20 • Loan provided the borrower funding to acquire a 49 property Speedway portfolio • Loan-to-value of ~60%, with first lien senior secured priority with no capital ahead of NETSTREIT’s loan • Yield maintenance provides protection from refinancing • Valuation excludes pending uncapped CPI rent escalations Investment Stats: Investment Highlights Case Study: Loan Strategy

21 • Acquisition of one Walmart Supercenter and one Sam’s Club by partnering and concurrently closing with a shopping center acquirer who purchased the remainder of the center • Significantly higher cap rate achieved through creative structuring • Strong retail corridor in Tupelo, MS INVESTMENT STATS:INVETMENT STATS: Close Date: July 2020 Purchase Price: $17.0 million Cash Cap Rate: 6.6% Location: Tupelo, MS Term at Close: 12 years Credit Rating: AA / Aa2 Investment Stats: Investment Highlights Case Study: Breakup Strategy

22 • NTST negotiated a new 10-year lease with only a 7.4% rent reduction to increase lease term by six years • Cash cap rate of 6.9% compares favorably to other 10-year Tractor Supply transactions in the market • Exceptional real estate that tenant is committed to long term INVESTMENT STATS: Close Date: March 2021 Purchase Price: $6.2 million Post-B&E Cash Cap Rate: 6.9% Location: Olympia, WA Term at Close of B&E: 10.5 Years Credit Rating: BBB / Baa1 Investment Stats: Investment Highlights Case Study: Blend & Extend

23 Commitment to ESG

24 Source: Company data. Annual Director Elections Majority Voting Standard For Election of Directors Director Resignation Policy Annual Director and Committee Assessments No poison pill or differential voting stock structure to chill shareholder participation Shareholders’ right to amend the charter and bylaws by simple majority vote Separate non-executive Chair and CEO roles and Lead Independent Director with strong role and significant governance duties Governance Highlights Board Independence and Diversity 86% Independent Directors 50% Diverse Independent Directors 43% Female Directors 3 Fully Independent Committees Governance We are committed to acting with honesty and integrity and conducting all corporate opportunities in an ethical manner.

Social Responsibility

Human capital management is the cornerstone of our ESG and corporate strategy. We believe in the value of a diverse workforce and inclusive culture.

Workforce Diversity



Female, 47%
Male, 53%



Racially / Ethnically Diverse, 23%

Benefits

401K Plan

100% company match of up to a 3% contribution, and 50% of up to the next 2%

Leave

Ten weeks of paid maternity leave at 100% salary as well as four weeks of paid family bonding; Company also provides jury duty, witness leave, and military leave

Insurance

Health, dental, and vision insurance costs covered at 90% for employees and 60% for dependents

Paid Time Off

A minimum of twenty-three PTO days

Continuing Education

Reimbursement for certifications, tuition, courses, and seminars for continuing professional education

Paid Holidays

Twelve days of paid holidays

Employee Assistance

24/7 toll-free hotline to access confidential counseling on various physical and mental health needs

Source: Company data.

NETSTREIT

25

26 Source: Tenants within our portfolio that have public environmental, social, or governance initiatives as of September 30, 2023. Environmental Responsibility We are committed to fulfilling our responsibility as an outstanding corporate citizen. ✓ 18 of our top 20 tenants have corporate sustainability initiatives in place ✓ 68% of ABR represents tenants with ESG initiatives ✓ We incorporated green lease clauses in our standard lease form and as part of our corporate guidelines ✓ We received Silver Level recognition from Green Lease Leaders for our efforts ✓ We incorporated sustainability-linked loan feature, based on SBTi, to our $250 million senior unsecured term loan and to our $600 million credit facility ✓ We completed scope 1 and 2 greenhouse gas emissions inventory for our corporate headquarters ✓ We participated in our first GRESB Public Disclosure ✓ Corporate headquarters is LEED v4 O+M: EB Gold Certified, meeting strict guidelines set forth by the Environmental Protection Agency ✓ Implementation of conservation practices in office Corporate Sustainability Initiatives from Tenants Greenhouse Gas Emissions Green Lease Clauses Sustainable Practices Science Based Target initiatives (“SBTi”) GRESB Public Disclosure

27 Financial Information and Non-GAAP Reconciliations

Three Months Ended September 30, Nine Months Ended September 30, 2023 2022 2023 2022 REVENUES Rental revenue (including reimbursable) $ 31,167 $ 24,339 $ 89,347 $ 67,309 Interest income on loans receivable 2,244 674 5,145 1,671 Other revenue 550 0 550 0 Total revenues 33,961 25,013 95,042 68,980 OPERATING EXPENSES Property 3,883 2,539 11,350 8,156 General and administrative 5,133 4,552 15,299 13,608 Depreciation and amortization 15,804 13,407 46,599 36,137 Provisions for impairment 1,538 — 4,374 1,114 Transaction costs 143 51 267 704 Total operating expenses 26,501 20,549 77,889 59,719 OTHER INCOME (EXPENSE) Interest expense, net (3,946) (3,017) (13,412) (5,708) Gain on sales of real estate, net 373 143 669 2,162 Loss on debt extinguishment — — (128) — Other income, net 367 — 586 36 Total other income (expense), net (3,206) (2,874) (12,285) (3,510) Net income before income taxes 4,254 1,590 4,868 5,751 Income tax (expense) benefit (15) (171) 60 (356) Net income 4,239 1,419 4,928 5,395 Net income attributable to noncontrolling interests 24 16 32 63 Net income attributable to common stockholders $ 4,215 $ 1,403 $ 4,896 $ 5,332 Amounts available to common stockholders per common share: Basic $ 0.06 $ 0.03 $ 0.08 $ 0.11 Diluted $ 0.06 $ 0.03 $ 0.08 $ 0.11 Weighted average common shares: Basic 67,112,587 50,449,735 62,123,334 47,679,870 Diluted 68,048,369 51,384,758 62,897,957 48,657,049 Consolidated Statements of Operations (unaudited, dollars in thousands, except per share data) 28

Three Months Ended September 30, Nine Months Ended September 30, 2023 2022 2023 2022 GAAP Reconciliation: Net income $ 4,239 $ 1,419 $ 4,928 $ 5,395 Depreciation and amortization of real estate 15,726 13,241 46,379 35,701 Provisions for impairment 1,538 — 4,374 1,114 Gain on sales of real estate, net (373) (143) (669) (2,162) Funds from Operations (FFO) $ 21,130 $ 14,517 $ 55,012 $ 40,048 Non-recurring executive transition costs, severance and related charges 62 — 276 — Loss on debt extinguishment and other related costs — — 223 — Gain on insurance proceeds (1) — (47) (36) Core Funds from Operations (Core FFO) $ 21,191 $ 14,517 $ 55,464 $ 40,012 Straight-line rent adjustments (245) (272) (707) (1,144) Amortization of deferred financing costs 578 239 1,165 553 Amortization of above/below-market assumed debt 29 — 86 — Amortization of loan origination costs 26 28 83 59 Amortization of lease-related intangibles (121) (313) (517) (644) Earned development interest 189 — 189 — Capitalized interest expense (404) (115) (688) (218) Non-cash interest expense (1,134) — (1,134) — Non-cash compensation expense 1,280 1,302 3,559 3,645 Adjusted Funds from Operations (AFFO) $ 21,389 $ 15,386 $ 57,500 $ 42,263 FFO per common share, diluted $ 0.31 $ 0.28 $ 0.87 $ 0.82 Core FFO per common share, diluted $ 0.31 $ 0.28 $ 0.88 $ 0.82 AFFO per common share, diluted $ 0.31 $ 0.30 $ 0.91 $ 0.87 Dividends per share $ 0.205 $ 0.200 $ 0.605 $ 0.600 Dividends per share as a percent of AFFO 66% 67% 66% 69% Weighted average common shares outstanding, basic 67,112,587 50,449,735 62,123,334 47,679,870 Operating partnership units outstanding 501,987 514,890 507,014 530,940 Unvested restricted stock units 173,001 255,613 167,215 261,727 Unsettled shares under open forward equity contracts 260,794 164,520 100,394 184,512 Weighted average common shares outstanding, diluted 68,048,369 51,384,758 62,897,957 48,657,049 Funds From Operations and Adjusted Funds From Operations (unaudited, dollars in thousands, except per share data) 29

1. Adjustment reflects the estimated cash yield on developments in process balances as of period end. 2. The adjustment assumes all re-leasing activity, investments in and dispositions of real estate, including developments and interest earning loan activity completed during the three months ended September 30, 2023 and 2022 had occurred on July 1, 2023 and 2022, respectively. 3. We calculate Annualized Adjusted EBITDAre by multiplying Adjusted EBITDAre by four. 4. Reflects 5,983,711 of unsettled forward equity shares under the ATM program at the September 30, 2023 available net settlement price of $16.49. Three Months Ended September 30, 2023 2022 GAAP Reconciliation: Net income $ 4,239 $ 1,419 Depreciation and amortization of real estate 15,726 13,241 Amortization of lease-related intangibles (121) (313) Non-real estate depreciation and amortization 78 166 Interest expense, net 3,946 3,017 Income tax expense (benefit) 15 171 Amortization of loan origination costs 26 28 EBITDA 23,909 17,729 Provision for impairments 1,538 — Gain on sales of real estate, net (373) (143) EBITDAre 25,074 17,586 Straight-line rent adjustments (245) (272) Non-recurring executive transition costs, severance and related charges 62 — Gain on insurance proceeds (1) — Non-cash compensation expense 1,280 1,302 Lease termination fees (550) — Adjustment for construction in process (1) 720 263 Adjustment for intraquarter investment activities (2) 1,341 1,182 Adjusted EBITDAre $ 27,681 $ 20,061 Annualized Adjusted EBITDAre (3) $ 110,724 Net Debt Adjusted for Outstanding Forward Equity / Annualized Adjusted EBITDAre 4.2x As of September 30, 2023 Principal amount of total debt $ 575,399 Less: Cash, cash equivalents and restricted cash (7,934) Net Debt 567,465 Value of outstanding forward equity (4) (98,671) Net Debt Adjusted for Outstanding Forward Equity $ 468,794 EBITDAre and Adjusted EBITDAre (unaudited, dollars in thousands) 30

Net Operating Income

(unaudited, dollars in thousands)

	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022
GAAP Reconciliation:				
Net income	$ 4,239	$ 1,419	$ 4,928	$ 5,395
General and administrative	5,133	4,552	15,299	13,608
Depreciation and amortization	15,804	13,407	46,599	36,137
Provisions for impairment	1,538	—	4,374	1,114
Transaction costs	143	51	267	704
Interest expense, net	3,946	3,017	13,412	5,708
Gain on sales of real estate, net	(373)	(143)	(669)	(2,162)
Income tax expense (benefit)	15	171	(60)	356
Loss on debt extinguishment	—	—	128	—
Interest income on mortgage loans receivable	(2,244)	(674)	(5,145)	(1,671)
Lease termination fees	(550)	—	(550)	—
Other income, net	(367)	—	(586)	(36)
Property-Level NOI	27,284	21,800	77,997	59,153
Straight-line rent adjustments	(245)	(272)	(707)	(1,144)
Amortization of lease-related intangibles	(121)	(313)	(517)	(644)
Property-Level Cash NOI	$ 26,918	$ 21,215	$ 76,773	$ 57,365
Adjustment for intraquarter acquisitions, dispositions and completed development [1]	1,320			
Property-Level Cash NOI Estimated Run Rate	$ 28,238			
Interest income on mortgage loans receivable	2,244			
Adjustments for intraquarter mortgage loan activity [2]	21			
Total Cash NOI - Estimated Run Rate	$ 30,503			

Property Operating Expense Coverage	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022
Property operating expense reimbursement	$ 3,451	$ 2,112	$ 10,233	$ 7,064
Property operating expenses	(3,883)	(2,539)	(11,350)	(8,156)
Property operating expenses, net	$ (432)	$ (427)	$ (1,117)	$ (1,093)

1. Adjustments assumes all re-leasing activity, investments in and dispositions of real estate, including developments completed during the three months ended September 30, 2023, had occurred on July 1, 2023.
2. Adjustment assumes all loan activity completed during the three months ended September 30, 2023, had occurred on July 1, 2023.

NETSTREIT

31

September 30, 2023 December 31, ASSETS Real estate, at cost: Land $ 449,718 $ 401,146 Buildings and improvements 1,081,427 907,084 Total real estate, at cost 1,531,145 1,308,230 Less accumulated depreciation (90,890) (62,526) Property under development 33,497 16,796 Real estate held for investment, net 1,473,752 1,262,500 Assets held for sale 38,839 23,208 Mortgage loans receivable, net 109,091 46,378 Cash, cash equivalents and restricted cash 7,934 70,543 Lease intangible assets, net 163,824 151,006 Other assets, net 69,403 52,057 Total assets $ 1,862,843 $ 1,605,692 LIABILITIES AND EQUITY Liabilities: Term loans, net 521,613 373,296 Revolving credit facility 42,000 113,000 Mortgage note payable, net 7,890 7,896 Lease intangible liabilities, net 26,699 30,131 Liabilities related to assets held for sale 1,024 406 Accounts payable, accrued expenses and other liabilities 33,727 22,540 Total liabilities $ 632,953 $ 547,269 Equity: Stockholders’ equity Common stock, $0.01 par value, 400,000,000 shares authorized; 68,701,223 and 58,031,879 shares issued and outstanding as of September 30, 2023 and December 31, 2022, respectively 687 580 Additional paid-in capital 1,289,810 1,091,514 Distributions in excess of retained earnings (100,006) (66,937) Accumulated other comprehensive income 30,494 23,673 Total stockholders’ equity 1,220,985 1,048,830 Noncontrolling interests 8,905 9,593 Total equity 1,229,890 1,058,423 Total liabilities and equity $ 1,862,843 $ 1,605,692 Consolidated Balance Sheets (unaudited, dollars in thousands, except per share data) 32

Debt, Capitalization, and Financial Ratios

(unaudited, dollars in thousands)

Debt Summary	As of September 30, 2023 Fully Extended Maturity	Principal Balance	Interest Rate[1]	Remaining Capacity	Available Term (years)
Unsecured revolver[2]	August 11, 2027	$ 42,000	6.42%	$ 358,000	3.9
Unsecured term loan[3]	January 15, 2027	175,000	1.37%	—	3.3
Unsecured term loan[4]	February 11, 2028	200,000	3.88%	—	4.4
Unsecured term loan[5]	January 3, 2029	150,000	4.89%	100,000	5.3
Mortgage note[6]	November 01, 2027	8,399	4.53%	—	4.1
Total / Weighted Average		$ 575,399	3.57%	$ 458,000	4.2

$175 million Term Loan - Interest Rate Schedule

Start Date	End Date	Applicable Balance	Fixed Rate[1]
Current	November 27, 2023	$ 175,000	1.37 %
November 27, 2023	December 23, 2024	$ 175,000	3.12 %
December 23, 2024	January 15, 2027	$ 175,000	3.65 %

Fixed vs. Floating Debt



Floating, 7%
Fixed, 93%

Debt Maturity Schedule



$600
$500
$400
$300
$200
$100
$0
$400
$250
$200
$8
$175
2023
2024
2025
2026
2027
2028
2029
2024 Unsecured Term Loan
2028 Unsecured Term Loan
2029 Unsecured Term Loan
Mortgage Note
Revolving Credit Facility Capacity

1. Rates presented exclude the impact of capitalized loan fee amortization.
2. Interest rate reflects the all-in borrowing rate as of September 30, 2023. Facility fees are charged at an annual rate of 0.15% of the total facility size of $400 million, and are not included in the interest rate presented. The facility matures on August 11, 2026 and includes a one-year extension option.
3. Interest rate consists of the fixed rate SOFR swap of 0.12%, plus a credit spread adjustment of 0.10% and a borrowing spread of 1.15%. See the $175 million Term Loan - Interest Rate Schedule table for additional detail on the fixed interest rate changes through the fully extended maturity.
4. Interest rate consists of the fixed rate SOFR swap of 2.63%, plus a credit spread adjustment of 0.10% and a borrowing spread of 1.15%. The swap terminates of February 11, 2028.
5. Interest rate consists of the fixed rate SOFR swap of 3.64%, plus a credit spread adjustment of 0.10% and a borrowing spread of 1.15%. The term loan matures on July 3, 2026 and includes two one-year extension options and one six-month extension option.
6. The mortgage note was assumed as part of an asset acquisition during the third quarter of 2022.

NETSTREIT
33

Debt, Capitalization, and Financial Ratios (cont'd)

(unaudited, dollars in thousands)

Net Debt		September 30, 2023
Principal amount of total debt	$	575,399
Less: Cash, cash equivalents and restricted cash		(7,934)
Net debt	$	567,465
Less: Value of outstanding forward equity[1]		(98,671)
Net debt adjusted for outstanding forward equity	$	468,794

Net debt / Annualized Adjusted EBITDAre	5.1x
Net debt adjusted for outstanding forward equity / Annualized Adjusted EBITDAre	4.2x

Key Debt Covenant Information	Required	Actual
Consolidated total leverage ratio	≤ 60.0%	30.1%
Fixed charge coverage ratio	≥ 1.50x	5.01x
Maximum secured indebtedness	≤ 40.0%	0.4%
Maximum recourse indebtedness	≤ 10.0%	—%
Unencumbered leverage ratio	≤ 60.0%	33.4%
Unencumbered interest coverage ratio	≥ 1.75x	5.63x

Liquidity		As of September 30, 2023
Unused unsecured revolver capacity	$	358,000
Cash, cash equivalents and restricted cash		7,934
Value of outstanding forward equity[1]		98,671
Total Liquidity	$	464,605
Undrawn term loan balance		100,000
Total Proforma Liquidity	$	564,605

Equity	Ending Shares/ Units as of September 30, 2023		Equity Market Capitalization	% of Total
Common shares[2]	68,701,223	$	1,070,365	99.3 %
OP units[2]	487,841		7,601	0.7 %
Total	69,189,064	$	1,077,966	100.0 %

Enterprise Value		As of September 30, 2023	% of Total
Principal amount of total debt	$	575,399	34.8 %
Equity market capitalization[2]		1,077,966	65.2 %
Total enterprise value	$	1,653,364	100.0 %

1. Reflects 5,983,711 of unsettled forward equity shares under the ATM program at the September 30, 2023 available net settlement price of $16.49.
2. Total proforma liquidity includes the $100.0 million remaining undrawn balance on the $250.0 million senior unsecured term loan.
2. Value is based on the September 30, 2023 closing share price of $15.58 per share.

NETSTREIT

34

Non-GAAP Measures and Definitions FFO, Core FFO, and AFFO FFO means funds from operations. It is a non-GAAP measure defined by NAREIT as net income (computed in accordance with GAAP). Our FFO is net income in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Core FFO means core funds from operations. Core FFO is a non-GAAP financial measure defined as FFO adjusted to remove the effect of unusual and non-recurring items that are not expected to impact our operating performance or operations on an ongoing basis. These include non-recurring executive transition costs, severance and related charges, gain on insurance proceeds, and loss on debt extinguishments and other related costs. AFFO means adjusted funds from operations. AFFO is a non-GAAP financial measure defined as Core FFO adjusted for GAAP net income related to non-cash revenues and expenses, such as straight-line rent, amortization of above- and below-market lease-related intangibles, amortization of lease incentives, capitalized interest expense, earned development interest, non-cash interest expense, non- cash compensation expense, amortization of deferred financing costs, amortization of above/below-market assumed debt, and amortization of loan origination costs. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. In fact, real estate values historically have risen or fallen with market conditions. FFO is intended to be a standard supplemental measure of operating performance that excludes historical cost depreciation and valuation adjustments from net income. We consider FFO to be useful in evaluating potential property acquisitions and measuring operating performance. We further consider FFO, Core FFO and AFFO to be useful in determining funds available for payment of distributions. FFO, Core FFO and AFFO do not represent net income or cash flows from operations as defined by GAAP. You should not consider FFO, Core FFO and AFFO to be alternatives to net income as a reliable measure of our operating performance nor should you consider FFO, Core FFO and AFFO to be alternatives to cash flows from operating, investing or financing activities (as defined by GAAP) as measures of liquidity. FFO, Core FFO and AFFO do not measure whether cash flow is sufficient to fund our cash needs, including principal amortization, capital improvements and distributions to stockholders. FFO, Core FFO and AFFO do not represent cash flows from operating, investing or financing activities as defined by GAAP. Further, FFO, Core FFO and AFFO as disclosed by other REITs might not be comparable to our calculations of FFO, Core FFO and AFFO. EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre EBITDA is defined as earnings before interest expense, income tax expense, and depreciation and amortization. 35

EBITDAre is the NAREIT definition of EBITDA (as defined above), but it is further adjusted to follow the definition included in a white paper issued in 2017 by NAREIT, which recommended that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from sales of depreciable property and impairment charges on depreciable real property. Adjusted EBITDAre is a non-GAAP financial measure defined as EBITDAre further adjusted to exclude straight-line rent, non-cash compensation expense, non-recurring executive transition costs, severance and related charges, loss on debt extinguishment and other related costs, gain on insurance proceeds, other non-recurring expenses (income), lease termination fees, adjustment for construction in process, and adjustment for intraquarter activities. Beginning in the quarter ended June 30, 2023, we modified our definition of Adjusted EBITDAre to include adjustments for construction in process and intraquarter investment activities. Prior periods have been recast to reflect this new definition. Annualized Adjusted EBITDAre is a non-GAAP financial measure defined as Adjusted EBITDAre multiplied by four. We present EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre as they are measures commonly used in our industry. We believe that these measures are useful to investors and analysts because they provide supplemental information concerning our operating performance, exclusive of certain non-cash items and other costs. We use EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt We calculate our Net Debt as our principal amount of total debt outstanding excluding deferred financing costs, net discounts and debt issuance costs less cash, cash equivalents and restricted cash available for future investment. We further adjust Net Debt by the value of outstanding forward equity as of period end to derive Net Debt Adjusted for Outstanding Forward Equity. We believe excluding cash, cash equivalents and restricted cash available for future investment from our principal amount, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid. We believe these adjustments are additional beneficial disclosures to investors and analysis. Non-GAAP Measures and Definitions (cont’d) 36

Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate are non-GAAP financial measures which we use to assess our operating results. We compute Property-Level NOI as net income (computed in accordance with GAAP), excluding general and administrative expenses, interest expense (or income), income tax expense, transaction costs, depreciation and amortization, gains (or losses) on sales of depreciable property, real estate impairment losses, interest income on mortgage loans receivable, loss on debt extinguishment, lease termination fees, and other income (or expense). We further adjust Property-Level NOI for non-cash revenue components of straight-line rent and amortization of lease-intangibles to derive Property- Level Cash NOI. We further adjust Property-Level Cash NOI for intraquarter acquisitions, dispositions and completed developments to derive Property-Level Cash NOI - Estimated Run Rate. We further adjust Property-Level Cash NOI - Estimated Run Rate for interest income on mortgage loans receivable and intraquarter mortgage loan activity to derive Total Cash NOI - Estimated Run Rate. We believe Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate are not measurements of financial performance under GAAP, and may not be comparable to similarly titled measures of other companies. You should not consider our measures as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Other Definitions ABR is annualized base rent as of September 30, 2023, for all leases that commenced and annualized cash interest on mortgage loans receivable in place as of that date. Cash Yield is the annualized base rent contractually due from acquired properties, interest income from mortgage loans receivable, and completed developments, divided by the gross investment amount, or gross proceeds in the case of dispositions. Defensive Category is considered by us to represent tenants that focus on necessity goods and essential services in the retail sector, including discount stores, grocers, drug stores and pharmacies, home improvement, automotive service and quick-service restaurants, which we refer to as defensive retail industries. 37 Non-GAAP Measures and Definitions (cont’d)

The defensive sub-categories as we define them are as follows: (1) Necessity, which are retailers that are considered essential by consumers and include sectors such as drug stores, grocers and home improvement, (2) Discount, which are retailers that offer a low price point and consist of off-price and dollar stores, (3) Service, which consist of retailers that provide services rather than goods, including, tire and auto services and quick service restaurants, and (4) Other, which are retailers that are not considered defensive in terms of being considered necessity, discount or service, as defined by us. Investments are lease agreements in place at owned properties, properties that have leases associated with mortgage loans receivable, developments where rent commenced, or in the case of master lease arrangements each property under the master lease is counted as a separate lease. Occupancy is expressed as a percentage, and it is the number of economically occupied properties divided by the total number of properties owned, excluding mortgage loans receivable and properties under development. OP Units means operating partnership units not held by NETSTREIT. Weighted Average Lease Term is weighted by the annualized base rent, excluding lease extension options and investments associated with mortgage loans receivable. 38 Non-GAAP Measures and Definitions (cont’d)

39 Investor Relations ir@netstreit.com 972-597-4825